UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
--------------------------------------------------------------------
(Address of principal executive offices) (zip code)

(214) 462-6831
------------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 11, 2019, James J. Herzog, Comerica Incorporated’s (“Comerica”) Executive Vice President and Treasurer, has been appointed as Interim Chief Financial Officer. Comerica has initiated a search process to identify a permanent Chief Financial Officer.

Mr. Herzog, 57, has served as Comerica’s Executive Vice President and Treasurer since November 2011. He started working at Comerica in 1984 and has held various roles of increasing responsibility in Comerica’s Finance Department. As Interim Chief Financial Officer, Mr. Herzog’s base salary will increase to $360,000 per year.

There are no arrangements or understandings between Mr. Herzog and any other persons pursuant to which he was appointed as an officer, and Mr. Herzog has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Herzog does not have a family relationship with any member of the Board or any executive officer of Comerica.

Muneera S. Carr ceased serving as Chief Financial Officer of Comerica, effective September 11, 2019. However, it is expected that Ms. Carr will continue in the role of Executive Vice President of Comerica until on or around October 10, 2019, at which time her employment will end. Ms. Carr’s departure from Comerica is not the result of any issue, concern or disagreement with Comerica’s accounting, financial reporting or internal control over financial reporting. The financial arrangements and other material terms arising from Ms. Carr’s departure will be disclosed once they have been decided.

Curtis C. Farmer, President and Chief Executive Officer of Comerica, commented, “Muneera has made many valuable contributions to Comerica, both as Chief Financial Officer and while she served as Chief Accounting Officer. On behalf of Comerica, I would like to thank Muneera for her leadership, and we wish her the best in her future endeavors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ John D. Buchanan
Name:     John D. Buchanan
Title:     Executive Vice President -
Chief Legal Officer

Date: September 13, 2019